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                                                                  EXHIBIT 10.17

                                  NON-QUALIFIED
                             STOCK OPTION AGREEMENT


         This Agreement is made as of the 14th day of August, 1997 ("Date of Grant") by and between EQUITY CORPORATION INTERNATIONAL, a Delaware corporation (the "Company"), and _______________________________ (the "Employee").

         To carry out the purposes of the Equity Corporation International 1994 Long-Term Incentive Plan (the "Plan") by affording the Employee the opportunity to purchase shares of the $0.01 par value common stock of Equity Corporation International ("Stock"), the Company and the Employee hereby agree as follows:

         1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (the "Option") to purchase all or any part of the number of shares of Stock set forth below the Employee's name on the signature page hereof, on the terms and conditions set forth herein and in the Plan. This Option is not an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $22.25 per share, which is deemed to be not less than the fair market value of the Stock subject to this Option.

         3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company, at any time and from time to time, but only to the extent this Option is then vested and exercisable. This Option shall become vested and exercisable with respect to 100% of the shares of Stock subject to the Option on the ninth (9th) anniversary of the Date of Grant, subject to Section 4 hereof regarding the Accelerated Vesting of the Option. With respect to an Employee whose "Employment Relationship" (as defined in Section 8 hereof) with the Company terminates, the Employee's vested interest in the Option shall be determined as of such termination date and the extent to which Section 4 accelerates the vesting of the Option shall be determined only with respect to events occurring on or before such termination date.

         4.       Accelerated Vesting of Option.

         (a) Vesting Upon a Change-in-Control. Notwithstanding any other provision hereof, in the event of a "Change-in-Control" of the Company, the Option shall become vested and exercisable with respect to 100% of the shares of Stock subject to the Option, provided the Employee's "Employment Relationship" (as defined in Section 8 hereof) with the Company has not terminated on or before the effective date of such "Change-in-Control". For purposes of this Agreement, the term "Change-in-Control" shall have the meaning provided in the "Executive Severance Agreement"




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                  dated August 14, 1997, as the same may be amended, that is then in effect with respect to the Employee. If the Executive Severance Agreement is not in effect on the date an alleged Change-in-Control occurs or if the executive Severance Agreement has been amended so that the term "Change-in-Control" or its equivalent is not defined therein, then the definition of the term "Change-in-Control" as set forth in the Plan shall apply.

         (b)      Vesting Upon Achieving Stock Price Performance Targets.

                  (i) Vesting of all or a specified percentage of the Option will be accelerated during the four-year "Performance Period" (as defined below) based on the per share Stock price performance of the Company's Stock during the Performance Period, provided the Employee's "Employment Relationship" (as defined in
                           Section 8 hereof) with the Company has not terminated on or before the last day of the applicable Performance Period. For purposes of this Agreement, the term "Performance Period" is defined to mean the four-year period ending on the fourth (4th) anniversary of the Date of Grant, and shall include three (3) consecutive one-year Performance Periods ending on the first (1st) through the third (3rd) anniversaries of the Date of Grant, respectively. With respect to the full four-year Performance Period, if the Target "Average Stock Price" of $58.50 is achieved at any time during the Performance Period, the Option shall at that time become vested and exercisable with respect to 100% of the shares of Stock subject to the Option. With respect to each of the three included one-year Performance Periods, if the Target "Average Stock Price" set forth in the table below for such Period is achieved at any time during such Period, the Option shall at that time become vested and exercisable with respect to the specified percentage of the then unvested shares of Stock subject to the Option. For purposes of this Agreement, the term "Average Stock Price" is defined to mean the average closing price per share of Stock during any fifteen (15) consecutive trading days for the Stock during the applicable Performance Period determined in a manner consistent with the determination of "Fair Market Value" under the Plan.



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   Performance Period      Target Average      Percentage of the Then
      Ending on the         Stock Price       Nonvested Shares Subject
     Specified Date          Per Share          to Option Which Vest
     August 14, 1998           $29.50                    25%
     August 14, 1999           $37.00                    33%
     August 14, 2000           $46.50                    50%
     August 14, 2001           $58.50                   100%


                  (ii) If (A) the $58.50 Target Average Stock Price for the four-year Performance Period described in Section 4(b)(i) hereof is not achieved, (B) the percentage growth rate of the Standard & Poor's 500 Index for the four-year Performance Period is less than seventy-four percent (74%), being seventy- five percent (75%) of its percentage growth rate determined for the four-year period of August 14, 1993 through August 14, 1997, and (C) the Company's per share Average Stock Price for the fifteen (15) consecutive trading days ending with the last day of the four-year Performance Period is equal to or greater than $22.50 multiplied by the "Peer Group's" average total shareholder return percentage determined for the four-year Performance Period by the independent accounting firm then engaged by the Company, then the Option shall, on the last day of the four-year Performance Period, become vested and exercisable with respect to 100% of the shares of Stock subject to the Option. For this purpose, the term "Peer Group" is defined to mean Loewen Group, Inc., Service Corporation International, and Stewart Enterprises, Inc. (and their respective successors).

         (c) Vesting Upon Termination During the Four-Year Performance Period. If (i) the Employee's "Employment Relationship" with the Company (as defined in Section 8 hereof) terminates during the four-year Performance Period and after August 14, 1999 by reason of death, disability (as such term is defined in the Executive Severance Agreement described in Section 4(a) hereof), "Retirement" (as defined in Section 5(b) hereof), or termination "Without Cause" (as such term is defined in the Executive Severance Agreement described in Section 4(a) hereof), and (ii) the Employee is not vested and exercisable with respect to 100% of the shares of Stock subject to the Option, then the Option shall, on the date of such termination, become vested and exercisable with respect to the following percentage of the shares of Stock subject to the Option, reduced by the percentage of the shares of Stock subject to the Option which had become vested and exercisable prior to the Employee's termination. For this purpose, the percentages set forth in the following table shall



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                  be pro rated on a fully completed monthly basis if the
                  Employee's termination occurs during the third or fourth years of the Performance Period.



        Number of Years From Date of Grant to Date                Percentage of the Shares
            Employment Relationship Terminates                     Subject to the Option
                                                                         Which Vest
2 years or less                                                              0%

More than 2 years but less than 3 years                                     50%

More than 3 years but less than 4 years                                     75%

4 years                                                                     100%



         5. Transferability. This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during his lifetime and while his Employment Relationship with the Company continues, except that:

         (a) If the Employee's Employment Relationship with the Company terminates for any reason other than disability (as such term is defined in the Executive Severance Agreement described in
                  Section 4(a) hereof), death or "Retirement" (as defined in
                  Section 5(b) hereof), this Option may be exercised by Employee (or his estate or the person who acquires this Option by bequest or inheritance or by reason of death of the Employee) at any time during the period of three (3) months following such termination, but only as to the number of vested and exercisable shares of Stock subject to the Option.

         (b) If the Employee's Employment Relationship with the Company terminates by reason of disability (as such term is defined in the Executive Severance Agreement described in Section 4(a) hereof), death or "Retirement" (as defined below), this Option may be exercised by Employee (or his estate or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee) at any time during the period of one
                  (1) year following such termination, but only as to the number of vested and exercisable shares of Stock subject to the Option. For purposes of this Agreement, the term "Retirement" is defined to mean the retirement of the Employee after the Employee has achieved the age of 60 and has completed at least five years of employment with the Company.



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         6.       Expiration of Option. Except as hereinafter provided, this
Option shall not be exercisable in any event after the expiration of ten (10) years from the Date of Grant. The purchase price of shares as to which this Option is exercised shall be paid in full in cash at the time of such exercise or, if the Employee so elects, payment may be made, in whole or in part, by delivery of a number of shares of Stock (plus cash if necessary) having a fair market value equal to such purchase price or part thereof. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to him, the Employee (or the person permitted to exercise this Option in the event of the Employee's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon the exercise of this Option.

         7. Status of Stock. The Company has registered for issue under the Securities Act of 1933, as amended (the "Act") the shares of Stock acquirable upon exercise of this Option, and intends to keep such registration effective throughout the period this Option is exercisable. In the absence of an effective registration or an available exemption from registration under the Securities Act of 1933, as amended (the "Act"), delivery of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. In the event exemption from registration under the Act is available upon an exercise of this Option, the Employee (or the person permitted to exercise this Option in the event of the Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         No sale or disposition of share Stock acquired upon exercise of this Option shall be made in the absence of a registration statement being on file with respect to such shares under the Act, unless an opinion of counsel or other evidence satisfactory to the Company that such sale or disposition will not constitute a violation of the registration provisions of the Act or any other applicable securities laws is first obtained.

         The certificates representing shares of Stock acquired under this Option may bear such legend as the Committee administering the Plan ("Committee") deems appropriate, referring to the provisions of this Section.

         8. Employment Relationship. For purposes of this Agreement, the Employee's "Employment Relationship" with the Company shall be defined to include (i) any period in which he is an employee of either the Company or a subsidiary corporation (as defined in Section 424 of the Code) of the Company, or a corporation or a subsidiary corporation of such corporation assuming or substituting a new option for this Option, and (ii) any period in which he is a director of either the Company or its successor. The Employee's Employment Relationship will terminate, for purposes of this agreement only, on the date the Employee is neither an employee (as defined above) nor a director of the Company or its successor. Any question as to whether and when there has been a termination of such Employment Relationship, and the cause of such termination, shall be determined by the Board of Directors, and the determination by such body shall be final. Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in the employ

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of or as a director of the Company or any of its affiliate corporations or interfere in any way with the right of the Company or any such affiliate corporation to terminate such employment or the right of the shareholders to terminate such directorship at any time.

         9. Withholding of Tax. Upon an exercise of this Option, the Company (or the employing corporation) may be required to withhold United States federal, state and local tax with respect to the realization of compensation pursuant to such exercise. The Company (or the employing corporation) is hereby authorized to satisfy any such withholding requirement out of (i) any cash distributable upon such exercise, and (ii) any other cash compensation then or thereafter payable to the Employee. To the extent that the Company in its sole discretion determines that such sources are or may be insufficient to fully satisfy such withholding requirement, the Employee, as a condition to the exercise of this Option, shall deliver to the Company cash in an amount determined by the Company to be sufficient to satisfy any such withholding requirement.

         10.      Effect of Certain Changes.

         (a) If there is any change in the number of issued shares of Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares subject to the Option granted pursuant to this Agreement that have not been exercised or lapsed, and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of shares of Stock, provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         (b) In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with a par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be a Stock within the meaning of this Agreement and the Plan.

         (c) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         11. Payment of Transfer Taxes, Fees and Other Expenses. The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of this Option, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

         12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Employee.



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         13.      Notices. Any notice to be given under the terms of this
Agreement shall be in writing and addressed to the Company at 415 South First, Suite 210, Lufkin, Texas, 75901, and to the Employee at the address set forth on the last page of this Agreement or at such other address as either party may hereafter designate in writing to the other.

         14. Laws Applicable to Construction. This Option has been granted, executed and delivered in the State of Texas, and the interpretation, performance and enforcement of this Agreement, shall be governed by the laws of the State of Texas, as applied to contracts executed in and performed wholly within the State of Texas.

         15. Interpretation. In the event of any ambiguity in this Agreement, any term which is not defined in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

         16. Headings. The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

         17. Amendment. This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.



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         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has executed this Agreement, all on the day and year first above written.

                                       EQUITY CORPORATION INTERNATIONAL



                                       By:
                                          ------------------------------------
                                          James P. Hunter, III
                                          Chairman of the Board



                                       EMPLOYEE

                                       Name of Employee:
                                                        ----------------------
                                       No. of Shares:
                                                     -------------------------

                                       ADDRESS:
                                               -------------------------------

                                       ---------------------------------------

                                       ---------------------------------------





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